Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Annie’s, Inc (the “Company”), on Form 10-K for the fiscal year ended March 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), John M. Foraker., President and Chief Executive Officer of the Company and Kelly J. Kennedy, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 7, 2012

/s/ John M. Foraker
John M. Foraker President and Chief Executive Officer

/s/ Kelly J. Kennedy
Kelly J. Kennedy
Chief Financial Officer